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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) September 30, 1996
                                                          ------------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      200 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 627-6000
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

TERMINATION OF AGREEMENT TO ACQUIRE ADT LIMITED. On September 30, 1996, Republic Industries, Inc. (the "Registrant") announced that the previously announced Agreement and Plan of Amalgamation (the "ADT Agreement") by and among the Registrant, R.I./Triangle, Ltd. and ADT Limited, a Bermuda corporation ("ADT"), dated as of July 1, 1996 and amended as of July 15, 1996, had been terminated by mutual agreement of the parties. In connection with the execution of the ADT Agreement, which had provided for the acquisition of ADT by Republic, ADT granted to Republic a warrant to purchase 15,000,000 common shares of ADT at a purchase price of $20 per share, subject to an antidilution adjustment. Such warrant, which became exercisable upon the ADT Agreement's termination, remains exercisable for six months following the termination.

The description contained herein relating to the termination of the ADT Agreement is modified in its entirety by reference to the Press Release, dated September 30, 1996, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

REPORTING OF CERTAIN FINANCIAL INFORMATION FOR REGISTRATION AND OTHER PURPOSES. In connection with the consummation of certain acquisitions of insignificant businesses which, in the aggregate, are significant, as well as the proposed acquisitions by the Registrant of AutoNation Incorporated ("AutoNation"), Addington Resources, Inc. ("Addington") and Continental Waste Industries, Inc. ("Continental") and in accordance with Rule 3-05 of Regulation S-X, the Registrant is filing herewith certain historical and pro forma financial information relating to such consummated acquisitions, AutoNation, Addington and Continental. In addition, the Registrant is filing herewith audited supplemental consolidated financial statements which have been retroactively adjusted to reflect the acquisition of CarChoice, Inc. and subsidiary, which was accounted for under the pooling of interests method of accounting. Such financial information, which is attached hereto as Exhibit 99.2 and incorporated herein by reference, is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289, 333-01757, 333-04269 and 333-08479, and on
Form S-8, file numbers 33-93742 and 333-07623.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Not applicable.
  (b) Not applicable.
  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By:  /s/ Michael R. Carpenter
                                     -------------------------------
                                           Michael R. Carpenter
                                           Vice President
                                           and Corporate Controller

Date:  September 30, 1996
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
- ----------------------
        1.      None

        2.      None

        4.      None

        15.     None

        16.     None

        17.     None

        21.     None

        23.1    Consent of Arthur Andersen LLP

        23.2    Consent of Munson, Cronick & Associates

        24.     None

        27.     None

        99.1    Press Release, dated September 30, 1996

        99.2    Financial Information